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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 18, 2002

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                                  IMAGEX, INC.
             (Exact name of registrant as specified in its charter)

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           WASHINGTON          0-26837            91-1727170
           (State or other     (Commission file   (I.R.S. Employer
           jurisdiction        number)            Identification No.)
           of incorporation)

                         10210 NE POINTS DR., SUITE 200
                           KIRKLAND, WASHINGTON 98033
               (Address of principal executive offices) (Zip code)

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                                 (425) 576-6500
               Registrant's telephone number, including area code

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                                  INAPPLICABLE
          (Former name or former address if changed since last report)

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ITEM 5.  OTHER EVENTS

     On September 18, 2002 the Registrant issued a press release announcing the resignation of Wayne M. Perry from its board of directors. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7(c). EXHIBITS

99.1  Press release issued by the Company dated September 18, 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IMAGEX, INC.

                                      /s/ RICHARD P. BEGERT

                               By:    Richard P. Begert
                                      President and Chief Executive Officer


Dated: September 18, 2002

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                                  EXHIBIT INDEX

Exhibit
 Number    Description

99.1       Press release issued by the Company dated September 18, 2002.